UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under Rule Pursuant to § 240.14a-12

SURMODICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 14, 2017

SURMODICS, INC.

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    December 19, 2016

Date:   February 14, 2017       Time:   4:00 PM CST

Location:

Meeting live via the Internet-please visit

www.virtualshareholdermeeting.com/SRDX17.

SURMODICS, INC.

9924 WEST 74TH STREET

EDEN PRAIRIE, MN 55344-3523

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT/10K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on thefollowing page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 31, 2017 to facilitate timely delivery.

How To Vote

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Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SRDX17. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Class III Directors

Nominees

01) José H. Bedoya 02) Susan E. Knight

The Board of Directors recommends you vote FOR the following proposals:

2. Set the number of directors at six (6);

3. Ratify the appointment of Deloitte & Touche LLP as SurModics’ independent registered public accounting firm for fiscal year 2017;

4. Approve, in a non-binding advisory vote, the Company’s executive compensation; and

The Board of Directors recommends you vote 1 year on the following proposal:

5. Approve, in a non-binding advisory vote, the frequency of the non-binding advisory vote on executive compensation.

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